Chase Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-7

Section 7.3 Indenture                               Distribution Date: 4/15/2005
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(i)   Amount of the distribution allocable to principal of the Notes
               Class A Principal Payment                                    0.00
               Class B Principal Payment                                    0.00
               Class C Principal Payment                                    0.00
                       Total

      Amount of the distribution allocable to the principal on the
      Notes per $1,000 of the initial principal balance of the Notes
               Class A Principal Payment                                    0.00
               Class B Principal Payment                                    0.00
               Class C Principal Payment                                    0.00
                       Total

(ii)  Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                    1,589,525.00
               Class B Note Interest Requirement                      146,475.00
               Class C Note Interest Requirement                      235,987.50
                       Total                                        1,971,987.50

      Amount of the distribution allocable to the interest on the
      Notes per $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                         2.52306
               Class B Note Interest Requirement                         2.79000
               Class C Note Interest Requirement                         3.49611

(iii) Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                        630,000,000
               Class B Note Principal Balance                         52,500,000
               Class C Note Principal Balance                         67,500,000

(iv)  Amount on deposit in Owner Trust Spread Account               7,500,000.00

(v)   Required Owner Trust Spread Account Amount                    7,500,000.00


                                        By:
                                                -------------------------------
                                        Name:   Patricia M. Garvey
                                        Title:  Vice President